UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  February 18, 2005

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number

1-8841	FPL GROUP, INC. 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

On February 18, 2005, FPL Group, Inc. (FPL Group) issued a press release announcing approval by its board of directors of an increase in the quarterly common stock dividend payable March 15, 2005 to stockholders of record March 4, 2005 and a two-for-one stock split of FPL Group's common stock also effective March 15, 2005 for stockholders of record March 4, 2005. A copy of the press release is attached as Exhibit 99, which is incorporated by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is being furnished pursuant to Item 7.01 herein.
Exhibit Number	Description

99	FPL Group, Inc. Press Release dated February 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.

(Registrant)

Date:  February 18, 2005

MORAY P. DEWHURST

Moray P. Dewhurst Vice President, Finance and Chief Financial Officer (Principal Financial Officer)